EXHIBIT 10.31.1

         THIS LEASE, dated the 26th day of May, 2006

Between           WALTER ZIMMER & SON (732) 842-9595
                  P.O. Box O
                  157 Board Street, Suite #203
                  Red Bank, NJ  07701

Parties           herein referred to as the Landlord, and

                  BigString Corporation
                  3 Harding Rd., Ste. F
                  Red Bank, NJ  07701

                  herein referred to as Tenant,

                  WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Boro of Red Bank, County of Monmouth and State of New Jersey

Premises Being known as Suite E, 2,556 square feet of office space on the first floor of the southeast side, together with the use in common with other tenants of lavatories, corridors and elevators, in the building known as 3 Harding Road, Red Bank, New Jersey.

Term              The term of this demise shall be for One Year

                  Beginning June 1, 2006 and ending May 31, 2007.

                  The rent for the demised term shall be Forty Two Thousand One Hundred Seventy Four Dollars and 00/100 ($42,174.00).

                  The said rent is to be payable monthly in advance on the first
                  day  of  each   calendar   month  for  the  term  hereof,   in
                  installments as follows:

Payment of Rent                6/1/06 - 5/31/07         $3,515.00


                  at the office of Walter Zimmerer & Son, P.O. Box O, Red Bank, NJ 07701 or as may be otherwise directed by Landlord in writing.

                  THE ABOVE LETTING IS UPON THE FOLLOWING  CONDITIONS:  First. -
Peaceful          The  Landlord  covenants  that the  Tenant on paying  the said
Possession        rental and  performing  the covenants  and  conditions in this
                  Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

Purpose Second. - The Tenant covenants and agrees to use the demised premises as a

                                 General Office

                  and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the landlord endorsed hereon.

Default in        Third.  -  The  Tenant  shall,  without  any  previous  demand
Payment of        therefore, pay to the Landlord, or its agent, the said rent at
Rent              the times and in the manner  above  provided.  In the event of the non-payment of said rent, or any installment  thereof,  at
Abandonment       the times and in the manner  above  provided,  and if the same
Of Premises       shall remain in default for ten days after becoming due, or if the Tenant shall be  dispossessed  for non-payment of rent, or
Re-entry and      if the leased  premises  shall be  deserted  or  vacated,  the
Reletting by      Landlord  or its agents  shall have the right to any may enter
Landlord          the said premises as the agent of the Tenant,  either by force or  otherwise,  without  being liable for any  prosecution  or damages therefore,  and may relet the premises as the agent of
Tenant Liable the Tenant, and receive the rent therefore, upon such terms as for Deficiency shall be satisfactory to the Landlord, and all rights of the
                  Tenant to  repossess  the  premises  under this lease shall be
Lien of           forfeited.  Such re-entry by the Landlord shall not operate to
Landlord to       release the Tenant from any rent to be paid or covenants to be
Secure            performed  hereunder  during the full term of this lease.  For the purpose of reletting,  the Landlord  shall be authorize to make such repairs or alterations in or to the leased  premises
Performance       as may be  necessary  to  place  the  same in good  order  and
Attorney's        condition.  The Tenant shall be liable to the Landlord for the
Fees              cost of such repairs or alterations,  and all expenses of such reletting.  If the sum  realized  or to be  realized  from the reletting is  insufficient to satisfy the monthly or term rent provided  in this lease,  the  Landlord,  at its  option,  may require the Tenant to pay such  deficiency  month by month, or may hold the Tenant in advance for the entire deficiency to be realized  during the term of the  reletting.  The Tenant shall not be  entitled  to any  surplus  accruing as a result of the reletting.  The Landlord is hereby granted a lien, in addition to any  statutory  lien or right to distrain that may exist on all  personal  property  of the Tenant in or upon the  demised premises, to secure payment of the rent and performance of the covenants  and  conditions of this lease.  The Landlord  shall have the right as agent of the Tenant,  to take  possession of any  furniture,  fixtures  or other  personal  property of the
                  Tenant  found in or about the  premises,  and sell the same at public or private  sale and to apply the  proceeds  thereof to the payment of any monies  becoming due under this lease,  the
                  Tenant  hereby  waiving  the  benefit  of all  laws  exempting
                  property  from  execution,   levy  and  sale  on  distress  or
                  judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Sub-letting and   Fourth.  - The Tenant  shall not sub-let the demised  premises
Assignment        nor any portion  thereof,  nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon. If tenant needs to sublet, landlord must first be consulted and any sub-let will be considered only at current market rates. Administrative costs and brokerage commission will be charged for re-letting by Landlord.

Conditions of     Fifth.  - The Tenant has  examined the demised  premises,  and
Premises,         accepts them in their present  condition  (except as otherwise expressly provided herein) and without any  representations on the part of the  Landlord  or its agent as to the  present  or future  condition of said premises.  The Tenant shall keep the demised  premises  in good  condition,  and shall  redecorate, paint and  renovate  the said  premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and  surrender  the premises at the end of the demised term in as good  condition as the  reasonable use thereof will permit.
                  The  Tenant  shall  not make any  alterations,  additions,  or
Alterations       improvements  to  said  premises  without  the  prior  written
   And            consent of the Landlord. All erections, alterations, additions
Improvements      and improvements, whether temporary or permanent in character, which may be made upon the premises  either by the Landlord or
                  the  Tenant,   except  furniture  or  movable  trade  fixtures
                  installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as part thereof at the termination of this Lease, without compensation

Termination       to the Tenant. The Tenant further agrees to keep said premises
Inflammable       and all parts  thereof in a clean and sanitary  condition  and
Materials         free from trash,  inflammable material and other objectionable matter.

Mechanics'        Sixth.  - In the  event  that  any  mechanics'  lien is  filed
Liens             against the premises as a result of alterations,  additions or improvements made by the Tenant, the Landlord, at its option, after thirty days notice to Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Insurance         Seventh.  - Tenant shall obtain,  pay for, and keep in effect, for  the  benefit  of the  Landlord  and  the  Tenant,  Public
                  Liability Insurance on the Rental space. The insurance company must be acceptable to the Landlord,  provided  Landlord  shall act  reasonable in judging such company's  acceptability.  The coverage must be at least the minimum amount of  $1,000,000.00 under this Lease. Landlord shall be named as an additional insured on such policy. All such policies shall state that the insurance company cannot cancel or refuse to renew without at least ten (10) days written notice to the Landlord. Tenant shall deliver a certificate of insurance to the Landlord, with proof of full payment of the first year's premium prior to Landlord granting access to the premises to the Tenant. Tenant shall deliver a renewal certificate of insurance to Landlord not less than 15 days before the expiration date of each policy. Landlord and Tenant shall each obtain their own insurance for fire and other casualty as to that property in which that party has an insurable interest.

Glass The Tenant agrees to replace at the Tenant's expense any and all glass that may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord.

Liability of      Eighth.  - The Landlord shall not be responsible  for the loss
Landlord          of or damage to property,  or injury to persons,  occurring in or about the demised premises, by reason of an existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises. The tenant at his own expense shall supply a business liability insurance certificate stating landlord as an additional insured to the landlord, with minimum liability coverage in the amount of $500,000.00. All policies shall state that the insurance company cannot cancel or refuse to renew without at least 10 days written notice to the Landlord.

Services and      Ninth.  -  Utilities  and  services  furnished  to the demised
Utilities         premises  for the benefit of the Tenant  shall be provided and paid for as follows: water by the Landlord; electricity by the Tenant; heat by the Tenant; air conditioning by the Tenant;
                  hot water by the Landlord;

                  Tenants shall be responsible directly to the Landlord for their share of the electrical usage from the Jersey Central Power & Light Co. ("JCP&L") for Meter No. G64383070. Supplemental individual usage meters are read by the landlord each month in each suite the same day as JCP&L's meter is read. From this reading, the Landlord calculates Tenant's individual portion of the bill. JCP&L's meter is and shall remain in the name of the Landlord and is understood to service only suites A and E.

                  The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

                  It is understood that the trash is picked up each evening from a container provided by Landlord in designated area of parking lot. Tenant shall deposit their office trash in said container.
                  *See paragraph #29.

Right to          Tenth. - The Landlord,  or its agents, shall have the right to
Inspect and       enter the demised  premises at reasonable  hours in the day or
Exhibit           night,  to  examine  the same,  or to run  telephone  or other wires, or to make such repairs, additions or alterations as it
                  shall  deem   necessary  for  the  safety,   preservation   or
                  restoration  of  the  improvements,   or  for  the  safety  or
                  convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord or make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by         Eleventh.  - In the event of the  destruction  of the  demised
Fire, Explosion premises or the building containing the said premises by fire, the Elements explosion, the elements or otherwise during the term hereby or Otherwise created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or shall the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damaged or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may reenter and re-possess the premises thus discharge from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine.
                  The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Observation       Twelfth.  - The Tenant  agrees to observe  and comply with all
Of Laws,          laws, ordinances, rules and regulations of the Federal, State,
Ordinances,       County and Municipal authorities applicable to the business to
Rules and         to be  conducted  by the Tenant in the demised  premises.  The
Regulations       Tenant agrees not to do or permit  anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

Signs Thirteenth. - No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Subordination Fourteenth. - This lease is subject and is hereby subordinated of Mortgages to all present and future mortgages, deeds of trust or other
and Deeds         encumbrances affecting the demised premises or the property of
of Trust          which the premises are a part.  The Tenant  agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed or trust encumbrance.

Sale of           Fifteenth.  - In  event  of the  sale by the  Landlord  of the
Premises          demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

Rules and         Sixteenth.  - The rules and regulations  regarding the demised
Regulations of    premises,  affixed to this lease, if any, as well as any other
Landlord          further  reasonable rules and regulations  which shall be made by the  Landlord,  shall be  observed by the Tenant and by the
                  Tenant's  employees,   agents  and  customers.   The  Landlord
                  reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation  of     Seventeenth.  - In case of  violation  by the Tenant of any of
Covenants,        the covenants,  agreements and conditions of this lease, or of
Lease,            the rules Forfeiture of and regulations now or hereafter to be
Re-entry of       reasonably  established  by the Landlord,  and upon failure to
Landlord          discontinue  such  violation  within  ten  days  after  notice thereof given to the Tenant, this lease shall thenceforce,  at the  option of the  Landlord,  become  null and void,  and the
                  Landlord may re-enter  without  further notice of demand.  The rent in such case shall become due, be apportioned and paid on and up to the date of such  re-entry,  and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid.  No  waiver by the  Landlord  of any  violation  or breach of  condition  by the  Tenant  shall  constitute  or be construed  as a waiver  of any  other  violation  or breach of condition,  nor shall lapse of time after  breach of condition
Non-waiver or     by the Tenant  before the Landlord  shall  exercise its option
Breach            under  this  paragraph  operate  to  defeat  the  right of the
                  Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

Notices Eighteenth. - All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to lease a copy thereof with a person of suitable age found on the premises, or to pose a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

Bankruptcy,       Nineteenth.  - It is further agreed that if at any time during
Insolvency,       the term of this  lease the Tenant  shall make any  assignment
Assignment for    for the  benefit  of  creditors,  or be decreed  insolvent  or
Benefit of        bankrupt according to law, or if a receiver shall be appointed
Creditors         for  the  Tenant,  then  the  Landlord  may,  at  its  option, terminate this lease,  exercise of such option to be evidenced by notice to that effect served upon the  assignee,  receiver, trustee or other  person in charge of the  liquidation  of the property  of the  Tenant  or the  Tenant's  estate,  but  such termination shall not release or discharge any payment of rent payable  hereunder  and then accrued,  or any  liability  then
                  accrued  by  reason  of  any  agreement  or  covenant   herein
                  contained on the part of the Tenant, or the Tenant's legal representatives.

Holding over      Twentieth.  - In the event that the Tenant shall remain in the
by Tenant         demised  premises  after  the  expiration  of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate of $7,030.00 per month.

Eminent           Twenty-first.  - If the property or any part  thereof  wherein
Domain,           the demised  premises are located  shall be taken by public or
Condemnation      quasi-public  authority  under any power of eminent  domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Security Twenty-second. - The Tenant has this day deposited with the Landlord the sum of $5,272.50 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all the said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendor for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security, and the Tenant agrees to look to the new Landlord solely for the return of said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. No portion of the security deposit, deposited here under $5,272.50 may be applied by tenant against any rental obligation due here under.

Arbitration       Twenty-third.  - Any dispute arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

Delivery          Twenty-fourth. - No rights are to be conferred upon the Tenant
of Lease          until  this  lease  has been  signed by the  Landlord,  and an executed copy of the lease has been delivered to the Tenant.

Lease             Twenty-fifth.  - The  foregoing  rights and  remedies  are not
Provisions        intended  to be  exclusive  but  additional  to all rights and
Not Exclusive     remedies the Landlord would otherwise have by law.

Leasing           Twenty-sixth.  - All of the terms, covenants and conditions of
Binding On        this lease shall  inure to the benefit of and be binding  upon
Heirs,            the respective heirs,  executors,  administrators,  successors
Successors,       and assigns of the parties  hereto.  However,  in the event of
Etc.              the death of the Tenant,  if an individual,  the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.


Tenant            Twenty-seventh.  - This lease and the obligations of Tenant to
Obligation        pay rent hereunder and perform all of the other  covenants and agreements  hereunder on part of Tenant to be performed  shall in nowise be affected, impaired or excused because Landlord is unable  to supply  or is  delayed  in  supplying  any  service expressly  or implied to be supplied or is unable to make,  or is delayed in making any repairs,  additions,  alterations  or decorations  or is unable to supply or is delayed in supplying any  equipment or fixtures if Landlord is prevented or delayed
                  from  so  doing  by  reason  of  governmental   preemption  in
                  connection  with  the  National   Emergency  declared  by  the
                  President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.


No Oral           Twenty-eighth. - This instrument may not be changed orally.
Changes

Trash             Twenty-ninth. - It is understood that Tenant shall comply with
and Recycle       the trash and  recycling  program as outlined  and enforced by the  Boro of Red Bank and by the  Landlord.  It is  understood that  trash is picked up each  evening  by the  Borough of Red
                  Bank  from  a  deposit  container   provided  by  Landlord  in
                  designated area of parking lot. Tenant shall deposit his office trash in said container.

Late Payment      Thirtieth.  - In every case in which Tenant is required by the terms of this lease to pay Landlord a sum of money and payment is not made within ten (10) days after the same becomes due, a penalty of 5% shall be paid as additional rent along with the sum of money owed. Interest on Late Payment - If any sum of money is not paid within 30 days, interest shall also be payable from the first due date at the rate of (18%) per annum calculated on a per diem basis until paid. However, if the amount of interest payable to the foregoing exceeds the maximum rate allowed by law, then interest on said unpaid sums shall accrue at the maximum rate allowed by law. Landlord may at its option, cause such late charge to be added to and become a part of the next succeeding monthly installments of fixed rent to be made pursuant here to. Any payment made shall 1st be applied to late fees, interest and other charges then to current rents.

Chair Pads        Thirty-first.  - Chair  desk pads  must be used on the  carpet under all rolling type chairs to preserve carpets.

Bulb              Thirty-second.  - Tenant shall be responsible  for the cost of
Replacement       replacement  of all  standard  lamps and bulbs and all ballast
                  used  by  tenant  in  the  Demised   Premises.   The  building
                  management does not provide such service and tenant will be billed appropriately when service is used.

Smoke-Free        Thirty-third.  - This building is a SMOKE FREE  building.  All
Building          Tenants are required to comply.

Parking Thirty-fourth. - It is understood that 4 parking spaces shall be made available for Tenant in the 3 Harding Rd./Hudson St. parking lot and her employees on an "as available" basis in the lot known as 195 Broad Street, Red Bank, only.

Lock Charges      Thirty-fifth.  -  Landlord  shall have a key for access to the entire subject premises at all times. Landlord may enter the premises at all times. If Tenant changes locks, the new keys must be keyed to the Landlord's master key.

Notification At   Thirty-sixth. - Tenant shall notify Landlord 4 months (2/1/07)
End Of Lease      prior to  expiration  of this  Lease if he  intends  to vacate
Term              premises at the expiration of this Lease.


Signatures        The  landlord  and the tenant agree to the terms of this Lease by signing below. If a party is a corporation, this Lease is signed by its proper corporate officers and its corporate seal is affixed.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year aforesaid.

                                            Walter Zimmer & Son
                                            Landlord
Witness:


                                            /s/ Diana K. Welch
---------------------------------           ------------------------------------
As to Landlord                              Diana K. Welch
                                            Managing General Partner


                                            Tenant


                                            /s/ Darin Myman
---------------------------------           ------------------------------------
As to Tenant                                Darin Myman
                                            Chief Executive Officer
                                            BigString.com

                                    GUARANTY

In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.


Witness:
          -----------------------------        -----------------------------
                                               Darin Myman

          -----------------------------        -----------------------------

Date:
      ---------------------------------

                     ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

For value received, the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after unto Heirs, successors, and assigns, the demised premises to be used and occupied for and for no other purpose, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenant of this lease.


Witness:                                                                  (SEAL)
          -----------------------------      -----------------------------


                                                                          (SEAL)
          -----------------------------      -----------------------------


Date:
      ---------------------------------

In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, hereby assumes and agrees from and after to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.


Witness:                                                                  (SEAL)
          -----------------------------      -----------------------------


                                                                          (SEAL)
          -----------------------------      -----------------------------


Date:
      ---------------------------------

                              CONSENT TO ASSIGNMENT

The undersigned Landlord hereby consents to the assignment of the within lease to on the Express conditions that the original
Tenant , the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.


                                      ----------------------------------
                                      Landlord



Date:                                 By:
      -----------------------------        -----------------------------